UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	February 28, 2007

Argon ST, Inc.
__________________________________________
(Exact name of registrant as specified in its charter)

Delaware	000-08193	38-1873250
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

12701 Fair Lakes Circle, Suite 800, Fairfax, Virginia		22033
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	703-322-0881

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On October 30, 2006, Argon ST, Inc. (the "Company") filed a Current Report on Form 8-K to disclose that Ms. Maureen Baginski has been named to the Board of Directors of Argon ST, Inc. At the time of the filing Ms. Baginski had not yet been appointed to serve on any committees of the Board of Directors.

Pursuant to Instruction 2 of Item 5.02 of Form 8-K, the Company is filing this amendment to its prior report for the sole purpose of disclosing that, on February 28, 2007, Ms. Baginski was appointed by the Company’s board of directors to serve as a member of the board’s Governance and Nominating Committee.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Argon ST, Inc.

May 17, 2007	By:	Victor F. Sellier

Name: Victor F. Sellier
Title: Chief Financial Officer